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                                RBC FUNDS, INC.

                           RBC LARGE CAP EQUITY FUND
                            RBC QUALITY INCOME FUND

                       SUPPLEMENT DATED JANUARY 27, 2004
                     TO THE PROSPECTUS DATED JULY 25, 2003

     At a meeting held December 2, 2003, the Board of Directors of RBC Funds, Inc. ("Company") determined to establish a new class of shares, to be called Class S, for each of Large Cap Equity Fund and Quality Income Fund. Class S shares of Large Cap Equity Fund will be issued to accounts of Babson Growth Fund in connection with the acquisition of all the assets of Babson Growth Fund by Large Cap Equity Fund, to be effective March 31, 2004 if approved by shareholders of Babson Growth Fund. Class S shares of Quality Income Fund will be issued to accounts of D. L. Babson Bond Trust, Portfolio L and Portfolio S (each a "Portfolio"), in connection with the acquisition of all the assets of the Portfolios by Quality Income Fund, to be effective March 31, 2004 as to each Portfolio if approved by shareholders of that Portfolio. Class S shares will have no sales charge and will not be subject to a distribution fee under Rule 12b-1. Upon the reorganization of Large Cap Equity Fund and Quality Income Fund into Tamarack Funds Trust, also to be effective March 31, 2004 if approved by shareholders, holders of such Class S shares will receive Class S shares of the Large Cap Equity Fund or Quality Income Fund, as applicable, of Tamarack Funds Trust.